UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event report): September 21, 2005
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                             GIFT LIQUIDATORS, INC.
             (Exact name of registrant as specified in its charter)


             Oklahoma                     000-13343             73-0731559
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(State of or other jurisdiction of    (Commission File       (I.R.S. Employer
  incorporation or organization)           Number)       Identification Number)


        4020 Will Rogers Pkwy., Suite 700, Oklahoma City, Oklahoma 73108
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (405) 948-8555


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-s(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(C) under the
         Exchange Act (17 CFR 240.13e-4))

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Information to be Included in the Report

ITEM 4.01 Changes in Registrant's Certifying Accountant

On September 21, 2005, Evans, Gaither & Associates, PLLC resigned as principle accountant for Gift Liquidators, Inc.

At no time during the past two years and subsequent interim periods did any report by Evans, Gaither & Associates on Gift Liquidators, Inc. financial statements contain an adverse opinion or a disclaimer of opinion; nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. Also, at no time did Gift Liquidators, Inc. have any disagreements with Evans, Gaither & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Evans, Gaither & Associates, would have caused Evans, Gaither & Associates to make a reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements and there were no "reportable events' as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934 , as amended.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

16 Letter re: change in principal accountant


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                GIFT LIQUIDATORS, INC.


                                                RONALD G. HURT
                                                By: Ronald G. Hurt
                                                    ----------------------------
                                                    Chief Financial Officer


Date:  September 21, 2005


                                  EXHIBIT INDEX

Exhibit No.             Description                            Method of Filing
-------------           --------------------------------       ----------------
16                      Letter re: change in independent       Filed herewith
                        accountants